                                                                    EXHIBIT 10.5

                            ASSIGNMENT OF SECURITIES

         This Assignment of Securities (the "Assignment") is entered into as of June 26, 2000, by and between HMTF Bridge Teligent, LLC, a Delaware limited liability company ("Assignor"), and HM4 Teligent Qualified Fund, LLC, a Delaware limited liability company, HM4 Teligent Private Fund, LLC, a Delaware limited liability company, HM PG-IV Teligent, LLC, a Delaware limited liability company, HM 4-SBS Teligent Coinvestors, LLC, a Delaware limited liability company, and HM 4-EQ Teligent Coinvestors, LLC, a Delaware limited liability company (collectively, the "Assignees").

                                    RECITALS

         A. HMTF-IV Acquisition Corp. entered into that certain Stock Purchase Agreement, dated as of November 4, 1999 (the "Purchase Agreement"), by and between Teligent, Inc. (the "Company") and the Purchasers listed on Schedule I thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         B. On the terms of the Purchase Agreement, HMTF-IV Acquisition Corp. agreed to purchase, and the Company agreed to sell, 200,000 shares of the Company's 7 3/4% Series A Convertible Preferred Stock (the "Purchased Securities"). Pursuant to that certain Assignment of Rights Under Stock Purchase Agreement, dated November 9, 1999 (the "Initial Assignment"), HMTF-IV Acquisition Corp., as assignor, assigned to the Assignees, as assignees, all of its rights, titles, and interests in, to, and under the Purchase Agreement with respect to the Purchased Securities.

         C. Pursuant to that certain Assignment of Rights Under Stock Purchase Agreement, dated November 16, 1999 (the "Second Assignment of Rights"), by and between Assignees, as assignor, and Assignor, as assignee, the Assignees assigned to Assignor all of Assignees' rights, titles and interests in, to and under the Purchase Agreement with respect to 50,000 shares of the Purchased Securities in the proportions reflected on Exhibit A attached hereto.

         D. Since the Closing, the Company has issued to Assignor an additional 1,923 shares of 7 3/4% Series A Convertible Preferred Stock in dividends as a result of Assignor's pro rata ownership of its portion of the Purchased Securities.

         E. Assignor now desires to sell and assign to Assignees all of Assignor's rights, titles, and interests in, to, and under the Purchase Agreement with respect to its 51,923 shares of the Company's 7 3/4% Series A Convertible Preferred Stock in the proportions reflected on Exhibit A attached hereto.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the covenants of Assignees hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ASSIGNMENT. Assignor hereby sells, assigns, transfers, and conveys to each Assignee and its respective successors and assigns the percentage of Assignor's rights, titles, interests, and obligations in, to, and under the Purchase Agreement as set forth opposite such Assignee's name on Exhibit A (including, without limitation, the right to amend, terminate, supplement, and extend the Purchase Agreement, collectively the "Contract Rights").

         2. ASSUMPTION. Each Assignee hereby agrees to assume and timely perform all Contract Rights of the Assignor hereby sold, assigned, transferred, and conveyed to such Assignee. Except as expressly set forth in this Assignment, Assignees do not hereby assume or agree to pay any other liabilities or obligations of Assignor of any nature whatsoever.

         3. TITLE TO CONTRACT RIGHTS. Assignor hereby binds itself, its successors, and assigns to warrant and forever defend, all and singular, title to the Contract Rights unto Assignees and their respective successors and assigns against every person lawfully claiming or to claim the same or any part thereof. Assignor warrants to each Assignee that it is conveying good title to the Contract Rights free and clear of all Liens.

         4. POWER OF ATTORNEY. Assignor hereby constitutes and appoints each Assignee as Assignor's true and lawful attorney, with full power of substitution, for it and in its name, place, and stead, but on behalf of and for the benefit of such Assignee, to demand and receive from time to time any and all Contract Rights and to get receipts and releases for and in respect of the same or any part thereof and to do all and any such acts and things in relation thereto as such Assignee shall deem advisable.

         5. FURTHER ASSURANCES. Assignor, for itself and its successors and assigns, hereby covenants and agrees with Assignees that Assignor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, and delivered, all such further acts, conveyances, transfers, assignments, powers of attorney, and assurances that may be required to assure, convey, transfer, confirm, and vest unto Assignees any and all of the Contract Rights and to aid and assist Assignees in collecting and reducing the Contract Rights to possession.

         6. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.

                                   ASSIGNOR:

                                   HMTF BRIDGE TELIGENT, LLC



                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                   Name: David W. Knickel
                                         ---------------------------------------
                                   Title: Vice President
                                         ---------------------------------------


                                   ASSIGNEES:

                                   HM4 TELIGENT QUALIFIED FUND, LLC



                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                   Name: David W. Knickel
                                         ---------------------------------------
                                   Title: Vice President
                                         ---------------------------------------




                                   HM4 TELIGENT PRIVATE FUND, LLC



                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                   Name: David W. Knickel
                                         ---------------------------------------
                                   Title: Vice President
                                         ---------------------------------------


                                   HM PG-IV TELIGENT, LLC



                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                   Name: David W. Knickel
                                         ---------------------------------------
                                   Title: Vice President
                                         ---------------------------------------


                  [SIGNATURE PAGE TO ASSIGNMENT OF SECURITIES]

                                   HM 4-SBS TELIGENT COINVESTORS, LLC



                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                   Name: David W. Knickel
                                         ---------------------------------------
                                   Title: Vice President
                                         ---------------------------------------




                                   HM 4-EQ TELIGENT COINVESTORS, LLC



                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                   Name: David W. Knickel
                                         ---------------------------------------
                                   Title: Vice President
                                         ---------------------------------------

                                    EXHIBIT A

                            ASSIGNMENT OF SECURITIES


                                                                            SHARES OF SERIES A
                                                                             7.5% CONVERTIBLE
                                                           PERCENTAGE        PREFERRED STOCK
                     ASSIGNEE                              TRANSFERRED        TO BE ACQUIRED
                     --------                              -----------      ------------------

HM4 Teligent Qualified Fund, LLC                           90.805306%             47,149
HM4 Teligent Private Fund, LLC                              0.643298%                334
HM PG-IV Teligent, LLC                                      4.834331%              2,510
HM 4-SBS Teligent Coinvestors, LLC                          2.232843%              1,159
HM 4-EQ Teligent Coinvestors, LLC                           1.484222%                771
Total                                                       100.0000%             51,923